Mirae Asset Discovery Funds

Global Dynamic Bond Fund

Class A	Class C	Class I

MAGDX	MCGDX	MDBIX

Summary Prospectus

August 26, 2016

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://investments.miraeasset.us. You can also get this information at no cost by calling the Fund’s transfer agent at 1-888-335-3417. The Fund’s current Prospectus dated August 26, 2016, and Statement of Additional Information dated August 26, 2016 are incorporated by reference into this summary prospectus.

Investment Objective

The primary investment objective of Global Dynamic Bond Fund (the “Fund”) is to achieve total return. As a secondary investment objective, the Fund seeks capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 16 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 42 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	4.50%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 18 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	4.36%	4.30%	1.45%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	5.27%	5.96%	2.11%
Fee Waiver and Expense Reimbursement*	(4.11)%	(4.05)%	(1.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.16%	1.91%	0.91%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) of the Fund do not exceed 1.15% (for Class A Shares), 1.90% (for Class C Shares) and 0.90% (for Class I Shares) of average daily net assets through August 31, 2017. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2017 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Fund” section beginning on page 14 of the Fund’s Prospectus.

†

The Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement have been restated and differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect acquired fund fees and expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$563	$1,605	$2,642	$5,210
Class C	$294	$1,411	$2,605	$5,490
Class I	$93	$545	$1,023	$2,346

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$563	$1,605	$2,642	$5,210
Class C	$194	$1,411	$2,605	$5,490
Class I	$93	$545	$1,023	$2,346

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in fixed income securities and other instruments that provide exposure to global bond markets.

The Fund may purchase fixed and floating rate debt securities and debt obligations of governments, government-related or corporate issuers worldwide.  The Fund also may invest in bond exchange-traded funds (“ETFs”) with exposure to foreign and domestic markets.  The Fund may invest in both investment grade and non-investment grade securities of developed and emerging market countries. The Fund may have significant exposure to emerging market countries and to non-investment grade (or high yield) securities.  The securities in which the Fund invests may be denominated in foreign currencies or in U.S. dollars. The Fund may invest in securities of companies of any market capitalization. Additionally, the Fund may invest in securities of any maturity or duration.

investments.miraeasset.us	2	Global Dynamic Bond Fund

The Investment Manager considers developed market countries to include any country that is: (i) generally recognized to be a developed country by the international financial community; (ii) classified by the United Nations as a developed country; or (iii) included in the MSCI World Index.

The Investment Manager considers emerging market countries to include any country that is: (i) generally recognized to be an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index.

The Fund also may invest in derivative instruments, including bond futures, interest rate futures, foreign exchange futures, foreign currency forwards, and foreign currency swaps.  The derivative instruments may be used for hedging purposes, to enhance returns or to obtain exposure to various market sectors.  Actual exposures will vary over time.

The Fund employs a top-down, dynamic approach in allocating the Fund’s assets based on the Investment Manager’s judgment of changing market, political, and economic conditions.  The Investment Manager considers various factors, including evaluation of interest rates, currency exchange rates, and the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

The Fund is not managed to a benchmark index.  The  Fund’s Investment Manager will have considerable latitude in allocating the Fund’s investments and in selecting securities and derivative instruments to implement the Fund’s investment approach, and, except as otherwise described herein, there is no limitation as to the amount of Fund assets required to be invested in any one fixed income asset class or sector.  The Fund’s portfolio may not have the same characteristics as its broad-based securities market indices, the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index, or its composite securities market index, consisting of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays Emerging Markets USD Aggregate Index.

Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, in no event will the Fund be invested in fewer than three countries at any given time. Under normal market conditions, the Fund will invest at least 40% of its net assets in (i) foreign government issuers, (ii) issuers organized or located outside of the United States, (iii) issuers whose primary trading market is located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various developed and emerging markets. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Credit Risk – The issuer of a fixed income security, or the counterparty to a contract with respect to such a security, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease its value.

Derivatives Risk – The Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the Fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures/swaps contracts. Derivatives also may give rise to increased leverage, and the Fund may become more volatile to market changes. The extent and impact of recently adopted regulations and potential new regulations regarding the derivatives markets are not yet known and may not be known for some time. In December 2015, the SEC proposed a new rule to regulate registered investment companies’ use of derivatives. If adopted, the new rule may make derivatives more costly, may limit the availability of investments in derivatives, or may otherwise adversely affect the value or performance of derivatives.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs generally are higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies. As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Exchange-Traded Funds Risk – The Fund may invest directly in bond ETFs. An ETF is generally a passive investment vehicle and generally will not attempt to take defensive positions if the market becomes volatile or adversely affected by certain events.  If the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund’s expenses and, indirectly, a portion of the ETF’s expenses. In addition, ETFs are subject to risks due to their shares being listed and traded on securities exchanges and there can be no assurance that an active trading market for these particular ETFs will develop or be maintained.

Geographic Concentration Risk –The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance.

High Yield Securities Risk – High yield securities (commonly known as “junk bonds”) have higher credit and liquidity risks than investment grade securities. The value of the securities may be more sensitive to, and thus more likely to be adversely affected by, negative market conditions and the market perception of the issuers’ creditworthiness than the value of the investment grade securities. Additionally, high yield securities are also more illiquid and subject to greater price fluctuation than investment grade securities.

High Portfolio Turnover Risk – The Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Interest Rate Risk – The value of fixed income securities is generally affected by changes in interest rates. The value of the securities will generally decrease when the interest rates increase, and the value of the securities will generally increase when the interest rates decrease. Fixed income securities with longer maturities tend to be more sensitive to changes in interest rates. The changes in interest rates also affect extension or prepayment risk. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

investments.miraeasset.us	3	Global Dynamic Bond Fund

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Liquidity Risk –Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities at a more favorable price or beneficial time.

Market Risk – The market value of fixed income securities could fluctuate unpredictably or rapidly due to various factors that could affect a few issuers, specific industries, or the entire general securities market.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Sovereign Debt Risk – A sovereign debtor in which the Fund invests may be unable or unwilling to meet its financial obligations due to its cash flow, the condition of its reserves, the size of the debt service, changed policies toward international lenders, political constraints and other various factors. These risks are further increased for sovereign issuers in emerging markets.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of its broad-based securities market indices, the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index, and a composite securities market index, consisting of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays Emerging Markets USD Aggregate Index. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

The chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	2.39%	6/30/2014
Worst Quarter:	-3.54%	6/30/2013

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2016 was 5.86%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the Barclays Global Treasury Majors Index (USD Hedged) and the Barclays Emerging Markets USD Aggregate Index, and a composite securities market index, consisting of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays Emerging Markets USD Aggregate Index. For additional information regarding these indices, see “Description of Fund Benchmarks” starting on page 13 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2015)	1 Year	Since Inception (February 29, 2012)
Class I
Return Before Taxes	-0.64%	2.30%
Return After Taxes on Distributions	-1.56%	1.28%
Return After Taxes on Distributions and Sale of Fund Shares	-0.36%	1.33%
Class A Returns Before Taxes	-5.34%	0.83%
Class C Returns Before Taxes	-2.54%	1.29%
Barclays Global Treasury Majors Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	1.38%	3.36%
Barclays Emerging Markets USD Aggregate Index (reflects no deduction for fees, expenses or taxes)	1.29%	3.51%
Composite Securities Market Index (reflects no deduction for fees, expenses or taxes)	1.37%	3.48%

Management

Investment Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund.

Portfolio Manager

Joon Hyuk Heo, CFA, Head of Global Fixed Income of the Investment Manager, is primarily responsible for the day-to-day management of the Fund and has managed the Fund since its inception.

investments.miraeasset.us	4	Global Dynamic Bond Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Mirae Asset Global Investments (USA) LLC ● 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019 ● (888) 335-3417 ● investments.miraeasset.us